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                                                                    Exhibit 99.4


                                  CERTIFICATION

     The undersigned hereby certify that Crown NorthCorp, Inc.'s report on Form 10-QSB for the quarterly period ended June 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act and the information contained in the report fairly represents, in all material respects, the financial condition and results of operation of the company.


Dated: August 11, 2003                   By:   /s/ Ronald E. Roark
                                             ---------------------------------
                                               Ronald E. Roark, Chairman and
                                                 Chief Executive Officer


                                         By:   /s/ Rick L. Lewis
                                             ---------------------------------
                                               Rick L. Lewis, Vice President,
                                               Treasurer and Chief Financial
                                               Officer


                                         By:   /s/ Stephen W. Brown
                                             ---------------------------------
                                               Stephen W. Brown, Secretary


     A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Crown NorthCorp, Inc. and will be retained by Crown NorthCorp, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.